Zale: Positioned As The Industry Leader

- North America's Largest Specialty Retailer Of Fine Jewelry
- Powerful Brands With Broad Geographic & Demographic Diversity
- Mall Based Stores Leverage Traffic 365 Days A Year
- Sound Business Fundamentals Drive Operating Strategies

ZALES Gordon's BAILEY BANKS & BIDDLE PEOPLES the DIAMOND STORE Piercing Pagoda

ZALES outlet Zales .com

ZALE CORPORATION

Geographic And Demographic Diversity

	Piercing Pagoda	PEOPLES the DIAMOND STORE	ZALES outlet	ZALES Zales.com	Gordon's	BAILEY BANKS & BIDDLE
Customer Profile	Young Trendsetter	Moderate Canadian with Value Focus	Value & Brand Oriented	Classic and Traditional Middle America	Contemporary More Fashion Forward	Upscale
Average Sale – Q1 2001	$29*	$200 CAD	$275	$314	$339	$853
Target Customer Age	16-25	25-65	30+	25-65	30-65	35-65
Locations	943 Kiosks	168	73	742	308	116

* Estimated

ZALE CORPORATION

Allocation of Resources For Increased Returns

- Strategic Acquisitions Positioned For Growth
- Sale & Outsource Credit
- Real Estate Investments Fuel Productivity
- Opportunistic Stock Repurchase Program
- Disciplined Inventory Management

Merchandise Leadership

- **Merchandise Strategy Anchored By Wedding Business**
  - ***Consistent*** ♦ ***Lifetime Customer*** ♦ ***Resilient***
- **Capitalize on Evolving Merchandise Trends**
  - ***Key Items/Categories*** ♦ ***Commodity*** ♦ ***Events*** ♦ ***Brand***
- **Create Demand Through Focused Marketing Campaigns**
- **Maximize Opportunities Created By De Beers**

Creating Demand: Reasons To Buy


Fashion & Gifts
26%
Watches/Timepieces
10%
Gift Giving
Events
28%
Bridal
36%
Christmas 21%
Valentines 4%
Mother's Day 3%

Brand Extensions

- *Outlet: Only National Jewelry Brand In Outlet Space*
  - Fashion-Focused And Value Oriented Self Purchase
- *Peoples: Largest Jeweler In Canada*
  - Exported The Zale Strategy
    - *Key Items* • *Aggressive Marketing* • *Renovations*
- *E-Commerce: Brick and Mortar Synergy*
  - A Fully Integrated Multi-Channel Approach

ZALE CORPORATION

Concept Expansion: Piercing Pagoda

- Largest Specialty Kiosk Retailer of Gold Jewelry
- Opportunity to Increase Productivity
  - *Revenues* ♦ *Leverage Infrastructure*
- Export Zale Strategy To Entry Level Consumer
  - *Key Items* ♦ *Signature Products* ♦ *Create Demand*
- Exploit Merchandising Synergy
- Strategic Real Estate: Concept Definition & Expansion

ZALE CORPORATION

FINANCIAL PERFORMANCE

Consistent Growth: Sales



(Dollars in Millions)
$2,400
2,200
2,000
1,800
1,600
1,400
1,200
1,000
800
600
138% Growth
$925
$1,036
$1,137
$1,254
$1,314
$1,429
$1,794
$2,206
1994
1995
1996
1997
1998
1999
2000
2001*

	1994	1995	1996	1997	1998	1999	2000	2001*
Comp. Store %	3%	12.8%	9.9%	5.5%	9.3%	6.0%	11.6%	3-4%
# of locations ex. DPFJ	102[illegible]	993	1021	1065	1125	1333	1389	2401

*Proforma for period ending July 31, 2001

ZALE CORPORATION

Consistent Increases: EBITDA


% to sales
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
Annual Increase = 94bp
6.3 %
7.5%
9.1%
10.4%
11.9%
13.3%
14.1%
12.9%
1994
1995
1996
1997
1998
1999
2000
2001 *

$ in Millions	1994	1995	1996	1997	1998	1999	2000	2001 *
$ in Millions	$59	$78	$103	$130	$156	$189	$253	$286

Note: Excluding unusual items

Proforma for period ending July 31, 2001

ZALE CORPORATION

Consistent Results: Net Income



(Dollars in Millions)
$200
180
160
140
120
100
80
60
40
20
0
6Yr. CAGR =
$23
$0.56
$32
$0.88
$42
$1.15
$51
$1.38
$63
$1.70
$81
$2.21
$3.11
$135
1994
1995
1996
1997
1998
1999
2000
2001*

	1994	1995	1996	1997	1998	1999	2000	2001*
% to sales	2.5%	3.0%	3.7%	4.0%	4.8%	5.7%	6.2%	6.1%
EPS Growth		33%	31%	20%	23%	30%	41%	22%

Excludes Unusual Items

*Proforma for period ending July 31, 2001, including PAGODA

ZALE CORPORATION

Consistent Results: Return On Equity



% of Sales
24.0%
22.0%
20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
7.2%
9.0%
11.0%
11.8%
13.2%
15.3%
18.8%
20.5%
Annual Increase = 190bp
1994
1995
1996
1997
1998
1999
2000
2001*

Note: Return on Equity adjusted for benefit from net operating loss and deferred tax asset

*Proforma for period ending July 31, 2001

ZALE CORPORATION

APPENDIX

United States Jewelry Market

1994: $33 Billion



Wal-Mart
Service Mdse
JCP
Finlay
Sears
Wards
Sterling
Zale
Tiffany
Helzberg
1.0
.9
.8
.5
.5
.4
.9
.8
.2
Department Stores/Mass Merchants $11B
Specialty Retailers $18B
Catalog/ Direct $4B
HSN
QVC

1999: $40 Billion



Zale
Wal-Mart
Sears
JCP
Finlay
Service Mdse.
Target
KMart
Sterling
Tiffany
Helzberg
Friedman's
Whitehall
2.1
1.1
1.0
.9
.7
.5
1.6
1.2
.5
.3
.3
Department Stores/Mass Merchants $13B
Specialty Retailers $22B
Catalog/ Direct $5B
HSN
QVC

ZALE CORPORATION

Economy - Opportunities For The Leader



$3,400
$3,000
$2,600
$2,200
$1,800
$1,400
$1,000
85
86
87
88
89
90
91
92
93
94
95
96
97
98
99
CAGR 13%
CAGR 6%
CAGR 4%
GDP
Jewelry
Zale

Source: US Department of Commerce.
Graph reflects the cumulative effect of growth in each segment beginning with the absolute value of $1,000 in 1985. Zale is depicted at a common value equal to the jewelry industry beginning at 1993.

Favorable Demographics Contribute To Industry Growth



Jewelry Spending
$ 150
120
90
60
30
$43
$140
$111
$135
$121
$83
Under 25
25-34
35-44
45-54
55-64
65-74
% Age Segment Growth 2000 vs. 2005
3.3%
(1.4%)
(4.9%)
12.7%
23.7%
1.5%

Data Source: U.S. Government and Census Bureau

ZALE CORPORATION

Brand Expansion: United States and Canada

	Location Count	
	Current	Potential
• Zales	736	850
• Zales Outlet	68	150
• Gordon's	306	500
• Bailey Banks & Biddle	111	250
• Peoples / Mappins	168	250
• Piercing Pagoda	939	1,300
Total	2,328	3,300

ZALE CORPORATION

Product Strategy

- **Three Key Businesses Across All Brands:**
  - **Bridal** — First Significant Jewelry Purchase; Lifetime Customer; Consistent Year-Round Demand
  - **Fashion** — Gift Giving and Self Purchase; Maximizes All Holidays; Distorts Key Traffic Time Periods
  - **Watches** — Brand Distinction and Differentiation; Supports And Builds Credibility
- **Each Brand Directed To Unique Customer Base**

ZALE CORPORATION

Marketing Strategy

	ZALES Jewelers Dominant National-US Jeweler	Gordon's Jewelers Major Regional Player in 12 Hub Markets	Bailey Banks & Biddle Fine Jewelers National Brand Established for Upscale Demographics	PEOPLES Jewelers Dominate Canadian Jeweler	Piercing Pagoda National Kiosk Retailer
Core Vehicle	TV	Inserts	Direct Mail	TV	Direct Mail Coupons
Supplemented By	Inserts Direct Mail USA Today	Direct Mail Radio	Magazine National Profile Newspapers	Inserts	"Club" Programs

ZALE CORPORATION

Brand Differentiation

	ZALES	Gordon's	Bailey Banks & Biddle	ZALES outlet	PEOPLES the Diamond Store	Piercing Pagoda (b)
FY 2000 Sales ($mm)	$914	$342	$319	$57	$155	$260
% of Total	51%	19%	18%	3%	9%	N/A
FY 2000 Comp Store Sales	11%	10 %	19%	16%	–	–
Average Sale	$269	$299	$763	$253	$250	$29
Division EBITDA as % to Sales (a)	17%	17%	13%	11%	11%	9%
Number of Stores	736	306	111	68	168	939
Customer Profile:						
Target Age	25 - 65	30 - 65	35 - 65	30 +	25 - 65	16 - 25
Target Income	$35.0 - $50.0	$40.0 - $60.0	$60.0 +	$40.0 +	$20.0 - $35.0	–

(a) Before allocation of general corporate overhead for all divisions and credit operations for Outlet.
(b) Proforma 10 months in fiscal 2001.

ZALE CORPORATION

Brand Differentiation

	ZALES	GORDON'S	BBB	OUTLET	PEOPLES	PIERCING PAGODA
Customer	Good	Better	Best	Promotional Value Oriented	Good	Opening Price Point
Bridal	35%	37%	25%	22%	40%	–
Fashion	58%	55%	54%	70%	53%	100%
Watches	7%	8%	21%	8%	7%	–

ZALE CORPORATION

Consistent And Predictable Since 1994: Comps By Quarter



Comparable Store Sales
16 %
14 %
12 %
10 %
8 %
6 %
4 %
2 %
11.2%
4.0%
7.3%
15.7%
6.6%
10.1%
15.1%
6.0%
11.0%
14.6%
4.4%
8.0%
95 97 AVG
Q1
95 97 AVG
Q2
95 99 AVG
Q3
96 97 AVG
Q4
High
Low
Average
ZALE CORPORATION

This presentation contains forward-looking statements, including statements regarding the Company's objectives and expectations regarding its merchandising and marketing strategies, store renovation, remodeling and expansion, inventory performance, capital expenditures, liquidity, development of its management information systems and e-commerce sites, productivity and profitability which are based on management's beliefs as well as assumptions made by and data currently available to management. These forward-looking statements are not guarantees of future performance and a variety of factors could cause the Company's actual results to differ from those anticipated or expected in these forward looking statements. The following list, which is not intended to be an all encompassing list of risks and uncertainties affecting the Company, summarizes several factors that could cause the Company's actual results to differ from those anticipated or expected in these forward-looking statements: that low or negative growth in the economy or in the financial markets will occur and reduce discretionary spending on goods that are, or are perceived to be "luxuries"; that strong competitive responses may impact the Company's efforts to leverage its brand power with its marketing, merchandising and promotional efforts; that seasonality of the retail jewelry business or downturns in consumer spending may adversely affect the Company's results; that the Company may not be able to integrate acquisitions into its existing operations or that new acquisition and alliance opportunities that enhance shareholder value may not be available on terms acceptable to the Company; that litigation may have an adverse effect on the financial results or reputation of the Company; that alternate sources of merchandise supply may not be available on favorable terms to the Company during the three month period leading up to the Christmas season; that key personnel who have been hired or retained by the Company may depart to pursue other opportunities; that any disruption in the Company's private label credit card arrangement may adversely affect the Company's ability to provide consumer credit; or that changes in government or regulatory requirements may increase the Company's cost of operations. The Company undertakes no obligation to update or revise publicly or otherwise any forward-looking statements to reflect subsequent events, new information or future circumstances.

ZALE CORPORATION